UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On December 21, 2011, the Indiana Utility Regulatory Commission (“IURC”) issued its Order in Northern Indiana Public Service Company’s (“Northern Indiana”) electric rate case (the “Order”). Northern Indiana is a wholly owned subsidiary of NiSource Inc. (“NiSource”). In the Order, the IURC accepted and approved the electric base rate settlement among Northern Indiana, the Indiana Office of Utility Consumer Counselor, Northern Indiana’s industrial customers and a coalition of municipalities. The full text of the Order (Cause No. 43969) is available on the IURC’s Electronic Document System at https://myweb.in.gov/IURC/eds/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: December 21, 2011	By:	/s/ Robert E. Smith
Robert E. Smith
Vice President and Assistant Corporate Secretary